Exhibit 99.1

Greetings everyone,

It has been a little over a week since we announced our entry into an agreement with Bally to acquire our company and since then we have held a Town Hall meeting, conducted several calls with our international offices, and publicly filed several pieces of communication with the SEC, which can be found at http://ir.shfl.com/Investors/Financials/Reports-and-Filings/SEC-Filings/default.aspx.

Thank you all for being so professional and supportive of each other during this exciting week. Understandably, it was, however, a tough week to maintain focus after hearing the announcement, but hopefully by this point, we are all back to doing the things that we do every day that make SHFL so successful.

One of the reasons that brought us and Bally together is because of our many successes that you have all been an integral part of. I hope everyone is coming to understand that being part of a much larger organization can unlock many opportunities for the business. All the customers I have spoken with since the announcement have expressed their support of the acquisition.

As promised, I will try and provide frequent updates on the status of the transaction, even if there isn’t anything of great significance to report.

The first step in the transaction process is getting antitrust and regulatory approvals. Both the Bally and SHFL teams are working with the regulators to begin the process of obtaining the required approvals or waivers for the closing of the transaction. In addition to regulatory approvals, the transaction is also subject to approval by SHFL’s shareholders and other customary closing conditions. As stated in our press release issued last week, the transaction is expected to close no later than June 15, 2014. The two companies will remain separate and independent businesses until we receive regulatory approval.

Bally has indicated that it will establish an integration planning team. We anticipate having more information as details are finalized with Bally’s management.

I certainly understand that while most of us recognize the strategic merits of the acquisition, some may be concerned about their personal role in the future of the combined organization. Over the next few months there will be more clarity on organizational needs, but in the interim I encourage you to continue to focus on the business.

As always, it is very important to achieve our goals and ensure 2013 is our best year ever.

The move to our new consolidated facility is only a month away. For those in the Las Vegas office, don’t forget to prepare your work area in advance of the move.

I will be visiting our Australian office over the next few weeks. On August 12 through 14, I will be attending the Australian Gaming Expo (AGE) held in Sydney, where we will be showcasing our new products. I am looking forward to AGE and I am confident that we will have our strongest array of products ever with particular emphasis on our new games and our new electronic table offerings. I will be back in the Las Vegas office on August 20.

As always, if anyone has any questions, feel free to reach out to me.

Thanks again.

Regards,

Gavin

Forward Looking Statements

This communication may contain forward-looking statements. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. Although we believe that the expectations reflected in our forward-looking statements are reasonable, any or all of our forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, SHFL or its business or operations. Factors which could cause our actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the merger are not satisfied (including a failure of the stockholders of SHFL to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the merger; (3) uncertainties as to the timing of the consummation of the merger and the ability of each of SHFL and Bally to consummate the merger; (4) risks that the proposed transaction disrupts the current plans and operations of SHFL; (5) the ability of SHFL to retain and hire key personnel; (6) competitive responses to the proposed merger; (7) unexpected costs, charges or expenses resulting from the merger; (8) the failure by Bally to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; (9) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in SHFL’s most recent Annual Report on Form 10-K for the year ended October 31, 2012, and SHFL’s more recent reports filed with the U.S. Securities and

Exchange Commission (the “SEC”). SHFL can give no assurance that the conditions to the Merger will be satisfied. Except as required by applicable law, SHFL undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving SHFL and Bally. The proposed transaction will be submitted to the stockholders of SHFL for their consideration. In connection with the proposed transaction, SHFL will prepare a proxy statement to be filed with the SEC. SHFL also plans to file with the SEC other documents regarding the proposed transaction. SHFL’s SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of SHFL. SHFL’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. SHFL’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to SHFL’s Investor Relations website page at http://ir.shfl.com or by contacting Investor Relations by mail to SHFL entertainment, Inc., Attn: Investor Relations, 1106 Palms Airport Drive, Las Vegas, NV 89119, or by phone at (702) 897-7150.

Participants in Solicitation

SHFL and its directors and executive officers may be deemed to be participants in the solicitation of proxies from SHFL’s stockholders with respect to the meeting of stockholders that will be held to consider the proposed Merger. Information about SHFL’s directors and executive officers and their ownership of SHFL’s common stock is set forth in the proxy statement for SHFL’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on February 1, 2013. Stockholders may obtain additional information regarding the interests of SHFL and its directors and executive officers in the proposed Merger, which may be different than those of SHFL’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.